FLEXSHARES® TRUST

FlexShares® High Yield Value-Scored Bond Index Fund

SUPPLEMENT DATED JUNE 12, 2020

TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2020, AS SUPPLEMENTED

Brandon Ferguson is no longer a portfolio manager of the FlexShares® High Yield Value-Scored Bond Index Fund (the “Fund”). Bradley Camden will continue to serve as a portfolio manager of the Fund and will be joined by Eric R. Williams to assume portfolio management responsibilities for the Fund.

Accordingly, effective immediately, the following replaces the paragraph under “Management” on page 6 of the Fund’s Summary Prospectus:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Bradley Camden, Senior Vice President of Northern Trust Investments, Inc. and Eric R. Williams, Vice President of NTI, have served as Portfolio Managers of the Fund since its inception and June 2020, respectively.

Please retain this Supplement with your Summary Prospectus for future reference.